SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2002

Doral Financial Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	0-17224	66-0312162

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717

(Address of principal offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920

(Former Address)	(Zip Code)

SIGNATURES
EX-99 PRESS RELEASE

ITEM 5. OTHER EVENTS

     On October 10, 2002, Doral Financial Corporation issued a press release, a copy of which is attached as exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

99	Press release dated October 10, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

	By:	/s/ Ricardo Melendez

Ricardo Melendez Executive Vice President and Chief Accounting Officer

Date: October 11, 2002

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